UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8050 Freedom Ave NW

North Canton, OH 44720

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

1954 Airport Road, Suite 124

Chamblee, GA 30341

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 22, 2026, the Alignment Engine subsidiary (“Aligned”) of Volato Group, Inc. (the “Company”) entered into a Master Services Agreement (the “MSA”) with a customer, pursuant to which Aligned will provide the customer with dedicated, single-tenant GPU clusters and access to Aligned’s platform and related services. The two initial orders under the MSA provide for the phased deployment of dedicated, next-generation AMD GPU infrastructure at Aligned’s AI infrastructure campus in Ohio. The initial deployment will utilize AMD MI355X GPUs for a 48-month term, with a contractual start date of December 31, 2026. The second deployment will utilize AMD MI455X GPUs for a 48-month term, with a contractual start date of June 30, 2027. The aggregate contractual value of the two initial orders is approximately $1.17 billion. Additional orders may be placed under the MSA by the customer or by Aligned on the customer’s behalf with the customer’s express written authorization.

Unless earlier terminated, the MSA will continue as long as any orders remain in effect. The MSA provides certain termination rights for both parties, including, among others, that either party may terminate the MSA or any order for an uncured material breach after written notice and a 30-day cure period, and either party may terminate the MSA or any order immediately upon certain bankruptcy or insolvency events. The MSA also contains other customary terms and conditions, including provisions relating to confidentiality, data security, intellectual property, limitations of liability, and indemnification.

Item 7.01 Regulation FD Disclosure.

On September 28, 2026, the Company issued a press release announcing the orders under the MSA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, the Company’s business strategy and development of AI infrastructure, planned GPU, data center and high-performance computing infrastructure deployments, the timing, delivery, acceptance and operation of customer orders, anticipated contractual payments and prepayments, service-level and performance requirements, anticipated power, cooling and other infrastructure requirements, the size, growth and future development of the market for AI data center infrastructure, commercial discussions and future customer agreements, and the Company’s ability to execute its growth strategy. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “would,” “will,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; risks associated with integrating Aligned’s business; obtaining additional financing; procuring GPUs and other equipment; developing and operating AI infrastructure; obtaining sufficient power and other infrastructure; satisfying existing or future customer commitments; receiving customer prepayments; meeting delivery, acceptance, service-level and performance requirements; converting customer discussions into definitive agreements; obtaining any required approvals; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on the NYSE American LLC; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; the risk that third-party market size and growth projections prove inaccurate or that the Company does not benefit from any growth in the market; volatility in the Company’s common stock; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2026

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer